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                                                                      EXHIBIT 11

                              DECHERT LETTERHEAD

                               December 14, 2000

Kemper Variable Series
on behalf of
Kemper Total Return Portfolio
222 South Riverside Plaza
Chicago Illinois 60606

Dear Sirs:

     We have acted as counsel to Kemper Variable Series, a Massachusetts business trust (the "Trust"), and we have a general familiarity with the Trust's business operations, practices and procedures. You have asked for our opinion regarding the issuance of shares of beneficial interest by the Trust in connection with the acquisition by Kemper Total Return Portfolio, a series of the Trust, of the assets of Kemper Horizon 5 Portfolio, a series of the Trust, which shares are registered on a Form N-14 Registration Statement (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission.

     We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various trust records of the Trust and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contained in those documents.

     On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Trust being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Trust, upon transfer of the assets of Kemper Horizon 5 Portfolio pursuant to the terms of the Agreement and Plan of Reorganization included in the Registration Statement.

     We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                              Very truly yours,

                              /s/ Dechert
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

                              DECHERT LETTERHEAD

                               December 14, 2000

Kemper Variable Series
on behalf of
Kemper Total Return Portfolio
222 South Riverside Plaza
Chicago Illinois 60606

Dear Sirs:

     We have acted as counsel to Kemper Variable Series, a Massachusetts business trust (the "Trust"), and we have a general familiarity with the Trust's business operations, practices and procedures. You have asked for our opinion regarding the issuance of shares of beneficial interest by the Trust in connection with the acquisition by Kemper Total Return Portfolio, a series of the Trust, of the assets of Kemper Horizon 10+ Portfolio, a series of the Trust, which shares are registered on a Form N-14 Registration Statement (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission.

     We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various trust records of the Trust and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contained in those documents.

     On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Trust being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Trust, upon transfer of the assets of Kemper Horizon 10+ Portfolio pursuant to the terms of the Agreement and Plan of Reorganization included in the Registration Statement.

     We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                              Very truly yours,

                              /s/ Dechert
                              -----------

                              DECHERT LETTERHEAD

                               December 14, 2000

Kemper Variable Series
on behalf of
Kemper Total Return Portfolio
222 South Riverside Plaza
Chicago Illinois 60606

Dear Sirs:

     We have acted as counsel to Kemper Variable Series, a Massachusetts business trust (the "Trust"), and we have a general familiarity with the Trust's business operations, practices and procedures. You have asked for our opinion regarding the issuance of shares of beneficial interest by the Trust in connection with the acquisition by Kemper Total Return Portfolio, a series of the Trust, of the assets of Kemper Horizon 20+ Portfolio, a series of the Trust, which shares are registered on a Form N-14 Registration Statement (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission.

     We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various trust records of the Trust and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contained in those documents.

     On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Trust being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Trust, upon transfer of the assets of Kemper Horizon 20+ Portfolio pursuant to the terms of the Agreement and Plan of Reorganization included in the Registration Statement.

     We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                              Very truly yours,

                              /s/ Dechert
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